LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 2000

Offering investors the opportunity for a high level of current income and preservation of capital

KEMPER INCOME AND
CAPITAL PRESERVATION FUND

        "... The Treasury yield curve inverted during the past year as inflation pressures mounted and short-term interest rates rose, providing an exceptional challenge for corporate and government bond investors. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
7
PERFORMANCE UPDATE
10
TERMS TO KNOW
12
PORTFOLIO STATISTICS
13
PORTFOLIO OF INVESTMENTS
17
FINANCIAL STATEMENTS
20
FINANCIAL HIGHLIGHTS
22
NOTES TO FINANCIAL STATEMENTS
27
REPORT OF INDEPENDENT AUDITORS
AT A GLANCE

 KEMPER INCOME AND CAPITAL
 PRESERVATION FUND TOTAL RETURNS
 FOR THE YEAR ENDED OCTOBER 31, 2000
 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

     KEMPER INCOME AND                              KEMPER INCOME AND           KEMPER INCOME AND        LIPPER CORPORATE DEBT
 CAPITAL PRESERVATION FUND                      CAPITAL PRESERVATION FUND   CAPITAL PRESERVATION FUND        A-RATED FUNDS
          CLASS A                                        CLASS B                     CLASS C                CATEGORY AVERAGE*
-------------------------------------------     -------------------------   -------------------------   ------------------------
           5.31                                           4.60                        4.68                        5.52

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*LIPPER INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                     AS OF      AS OF
                                    10/31/00   10/31/99
 ...........................................................
    KEMPER INCOME AND CAPITAL
    PRESERVATION FUND CLASS A         $7.99      $8.06
 ...........................................................
    KEMPER INCOME AND CAPITAL
    PRESERVATION FUND CLASS B         $7.96      $8.02
 ...........................................................
    KEMPER INCOME AND CAPITAL
    PRESERVATION FUND CLASS C         $7.99      $8.05
 ...........................................................

 KEMPER INCOME AND CAPITAL
 PRESERVATION FUND RANKINGS*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER
 CORPORATE DEBT A-RATED FUNDS CATEGORY

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR             #108 of 177 funds     #136 of 177 funds     #130 of 177 funds
 ..........................................................................................
    5-YEAR              #68 of 112 funds     #107 of 112 funds     #103 of 112 funds
 ..........................................................................................
    10-YEAR             #18 of 41 funds             n/a                   n/a
 ..........................................................................................

 KEMPER INCOME AND CAPITAL
 PRESERVATION FUND TOTAL RETURNS

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF OCTOBER 31, 2000.

                             CLASS A   CLASS B   CLASS C
 ............................................................
    ONE-YEAR INCOME:           $0.48     $0.42     $0.42
 ............................................................
    OCTOBER DIVIDEND:          $0.04     $0.03     $0.04
 ............................................................
    ANNUALIZED DISTRIBUTION
    RATE+:                     6.01%     4.52%     6.01%
 ............................................................
    SEC YIELD+:                5.86%     5.42%     5.45%
 ............................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON OCTOBER 31, 2000. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED OCTOBER 31, 2000, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH THE STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.


YOUR FUND'S STYLE

FIXED STYLE BOX
                                   MORNINGSTAR FIXED-INCOME STYLE BOX
                                   Source: Data provided by Morningstar,
                                   Inc., Chicago, IL, (312) 696-6000. The
                                   Income Style Box(TM) placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.
                                   PLEASE NOTE THAT STYLE BOXES DO NOT
                                   REPRESENT AN EXACT ASSESSMENT OF RISK AND
                                   DO NOT REPRESENT FUTURE PERFORMANCE. THE
                                   FUND'S PORTFOLIO CHANGES FROM DAY TO DAY.
                                   A LONGER-TERM VIEW IS REPRESENTED BY THE
                                   FUND'S MORNINGSTAR CATEGORY, WHICH IS
                                   BASED ON ITS ACTUAL INVESTMENT STYLE AS
                                   MEASURED BY ITS UNDERLYING PORTFOLIO
                                   HOLDINGS OVER THE PAST THREE YEARS.
                                   MORNINGSTAR HAS PLACED KEMPER INCOME AND
                                   CAPITAL PRESERVATION FUND IN THE
                                   INTERMEDIATE-TERM BOND CATEGORY. PLEASE
                                   CONSULT THE PROSPECTUS FOR A DESCRIPTION
                                   OF INVESTMENT POLICIES.

ECONOMIC OVERVIEW


SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy grew faster than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, the economy grew at a rate of just 2.43 percent during the summer. It seems that expensive energy, currency volatility and more widespread profit problems are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Although oil prices have receded somewhat, everyone's still jittery, and with good reason: Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of GDP as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and until very recently, corporate treasurers were finding it easily: Banks increased business lending by 10.8 percent in the past year. Bond markets have suddenly become a lot more picky, especially for low-quality credits, but money is still available for investment grade borrowers. Capital goods orders reflect executives' enthusiasm -- while volatile month-to-month, they have been up an average of 15 to 20 percent compared to a year ago for the past six months.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, the growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. We saw the first evidence of how productivity slows along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent. Second, interest expense will surge (thanks to higher rates and all that new debt. Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (11/30/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.70                   6.40                   6.00                   4.80
Prime rate (2)                                  9.50                   9.25                   8.50                   8.00
Inflation rate (3)*                             3.50                   3.10                   2.60                   1.40
The U.S. dollar (4)                            11.10                   4.30                  -0.70                   1.20
Capital goods orders (5)*                       7.00                  17.10                  12.30                  -0.60
Industrial production (5)*                      5.20                   6.50                   4.40                   4.00
Employment growth (6)*                          1.80                   2.50                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 10/31/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

  Fiscal policy is likely to be more stimulative. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists weren't running for office; politicians were. And inflation risk was about the last thing on the mind of either candidate in the heat of election campaigning. They wanted to win votes, and the time-tested way to do so was to make promises. Although we didn't have the name of the winner as of press time, neither candidate seems to be planning a lot of fiscal restraint -- but the good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement), rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer in that time? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers didn't stay out of the shopping centers and restaurants for long. Consumer spending growth jumped up to
4.5 percent in the summer, and we expect it to stay well above 3 percent through 2001.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, overall economic growth should to pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but money is still freely available for good quality borrowers. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of
2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF DECEMBER 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Sincerely,

Scudder Kemper Investments, Economics Group

ECONOMIC OVERVIEW

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[CESSINE PHOTO]

ROBERT CESSINE JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1993. HE IS A MANAGING DIRECTOR AND HAS SERVED AS LEAD PORTFOLIO MANAGER OF KEMPER INCOME AND CAPITAL PRESERVATION FUND SINCE 1994. HE IS A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


                             SHORT-TERM INTEREST RATES ROSE SUBSTANTIALLY DURING THE PAST YEAR WHILE THE TREASURY'S BUYBACK PROGRAM HELPED SUPPORT LONG-TERM GOVERNMENT BOND PRICES. AT THE SAME TIME, THE DIFFERENCE IN INTEREST RATES BETWEEN INTERMEDIATE-TERM TREASURIES AND INVESTMENT-GRADE CORPORATE BONDS WIDENED TO ITS HIGHEST LEVEL IN SEVERAL YEARS.

Q

      HOW DID THE U.S. BOND MARKET PERFORM DURING FISCAL YEAR 2000?

A
      Preserving capital was challenging. Strong economic growth prompted the Federal Reserve to raise its short-term interest-rate target several times by a total of 125 basis points (1.25 percent) to 6.5 percent. However, between October 1999 and October 2000, long-term Treasury bond prices rose, inverting the yield curve for the first time since the mid-1990s. By October 31, 2000, six-month Treasury bills yielded 6.35 percent, some 59 basis points more than 10-year Treasury bonds. Mortgage interest rates for consumers reached their highest levels in five years, while housing and related consumer spending activity remained healthy. Oil prices soared past $35 a barrel. Overall consumer prices were relatively tame, but as the fiscal year drew to a close, many economists remained concerned about the inflationary impact of high oil prices and natural gas shortages.

Q

      HOW DID KEMPER INCOME AND CAPITAL PRESERVATION FUND DO IN THIS
ENVIRONMENT?

A
      With dividends reinvested, Kemper Income And Capital Preservation Fund provided a competitive 5.31 percent total return (A shares at net asset value) for the 12 months ended October 31, 2000. This was slightly more than the 5.52 percent average return among mutual funds within the fund's Lipper peer group. For most of the fiscal year, we were underweight in long-term Treasuries and other government securities such as mortgages compared with our unmanaged benchmark, the Lehman Brothers Aggregate Bond index (which rose 7.30 percent for the period). Investment-grade corporate bonds made up the largest component of the fund's portfolio (about 43 percent of net assets), and the fund's return was higher than the return of the unmanaged Lehman Brothers Credit Bond index, which rose 5.49 percent for the 12 months ended October 31, 2000.
U.S. TREASURY YIELDS
YIELDS ON INTERMEDIATE TREASURIES INCREASED SUBSTANTIALLY BETWEEN OCTOBER 31, 1999 AND OCTOBER 31, 2000
[LINE GRAPH]

                                                                          10/31/99                           10/31/00
                                                                          --------                           --------
3-month                                                                     5.08                               6.38
6-month                                                                     5.27                               6.35
1-year                                                                      5.41                               6.16
2-year                                                                      5.78                               5.91
5-year                                                                      5.94                               5.81
10-year                                                                     6.02                               5.76
30-year                                                                     6.16                               5.79

SOURCE: BLOOMBERG BUSINESS NEWS

PERFORMANCE UPDATE

Q

      WHY DID SHORT-TERM BOND YIELDS RISE WHILE LONG-TERM YIELDS FELL?

A
      Since January, normal relationships between bonds of different maturities have been obscured. Usually, 30-year bonds provide more yield than securities maturing in 10 years or less. However, this past winter, 30-year bonds rallied after the Treasury began reducing auctions and buying back long-term bonds from investors. When investors realized that the government's reduction in auctions and buyback programs would reduce the supply of 30-year bonds, these securities suddenly became a scarce and more prized commodity. The Treasury Department has said it plans to buy back about $30 billion in 30-year Treasury bonds in calendar year 2000 and retire about $3 trillion in government debt by 2012.

Q

      DID LONG-TERM INVESTMENT-GRADE CORPORATE DEBT RALLY, TOO?

A
      High-quality, long-term corporate bond prices did not do well during the first half of fiscal year 2000. Prices began to recover in the summer and early autumn when it became clear that the Federal Reserve would not raise short-term interest rates beyond 6.50 percent. During the period, the difference in interest rates between high-quality, long-term corporate bonds and comparable-maturity Treasury bonds widened to more than 200 basis points (2.0 percent), the highest level since the Asian debt crisis in August 1998. Normally, high-quality, long-term corporate bonds yield 125 to 150 basis points more than comparable-maturity Treasuries.

  As spreads grew larger, we upgraded the average quality of the fund's corporate bond portfolio from A+ to AA and maintained a neutral duration position with respect to our benchmark and our peers. We were mindful of the fact that the Fed was on the move, and we sought to maximize the fund's flexibility to respond to dynamic market conditions without taking undue risk.

Q

      DID SOME CORPORATE BONDS DO BETTER THAN OTHERS?

A
      Among Kemper's many fixed-income funds, Kemper Income And Capital Preservation Fund had one of the highest exposures to energy bonds this past year, and these bonds provided strong returns. Our positioning helped the fund provide above-average results. As of October 31, 2000, about 4.9 percent of the fund's net assets were in corporate energy bonds. Holdings during the year included bonds issued by Conoco, Phillips Petroleum and Repsol, companies whose earnings and cash flows appear to be gaining strength as oil and gas prices have risen.

  Among the weakest areas for investment-grade corporate bonds during fiscal year 2000 were cyclical industries such as autos and chemicals and technology-oriented sectors such as telecommunications. Many bonds in these groups suffered from corporate earnings reports that did not meet analysts' expectations. Generally speaking, the higher the quality and the greater the perception that a company's earnings target would be met, the better the return on its bonds. Upgrading bond quality during the year helped us preserve principal.

Q

      IS THERE ANY WAY TO ESTIMATE HOW MUCH A GIVEN CHANGE IN INTEREST RATES CAN AFFECT THE RETURN FROM INVESTMENT-GRADE BONDS?

A
      A 100-basis-point increase in interest rates, a development that historically has taken at least several months to occur, generally results in a price decline of approximately 7 percent for a bond or fixed-income mutual fund that has an average maturity of 10 years. Bond prices and fixed-income mutual fund net asset values are also affected by market factors such as credit risk. For fiscal year 2000, the fund's results were fully in line with market conditions.

PERFORMANCE UPDATE

Q

      DURING THE YEAR, YOU INCREASED THE FUND'S WEIGHTING IN MORTGAGES. WILL YOU EXPLAIN THE FUND'S POSITIONING IN THIS AREA?

A
      Within the mortgage market, we attempted to avoid exposing the fund to adverse risks. Mortgage securities generally did well this past fiscal year because of their superior income characteristics and because relatively few home owners refinanced their properties. Overall, mortgage securities were attractive to risk-sensitive, income-oriented investors. Income potential rose to its highest level in five years, and volatility was less than that of Treasuries.

  To identify mortgage securities with the highest potential returns, we analyze prepayment expectations -- the rate at which home owners may pay off their mortgages early or refinance mortgages to take advantage of lower interest rates. We try to manage the fund's exposure to prepayment risk by analyzing refinancing possibilities.

Q

      WHAT'S YOUR OUTLOOK FOR KEMPER INCOME AND CAPITAL PRESERVATION FUND FOR THE MONTHS AHEAD?

A
      While it appears that the Federal Reserve has tamed inflation and that U.S. economic growth is slowing, a lot of variables remain that are unlikely to prompt a major drop in interest rates, particularly rising energy costs, potential gridlock in national fiscal policy and relatively high levels of consumer consumption. Higher oil prices usually translate into increased inflation risk, but this has been offset by other trends in the economy that have been supportive of low inflation, particularly high productivity levels and the government's record $237 billion budget surplus.

  Compared with a year ago, the fund's exposure to the corporate bond market is lower, while its positioning in high-quality mortgage securities is higher. As economic growth moderates, we believe this is a prudent positioning that can help allow the fund to meet its dual goals of providing attractive income and preserving principal. Mortgage securities have historically performed well in periods of relatively stable or modestly declining interest rates. We think that Kemper Income And Capital Preservation Fund's current portfolio mix helps puts it in a strong position to offer an attractive total return.
FANNIE MAE MORTGAGE COMMITMENT RATES
(60-DAY, 30-YEAR FIXED LOANS) OCTOBER 31, 1990, TO OCTOBER 31, 2000
[LINE GRAPH]

                                                                     FNMA COMMITMENT 30 YR 60 DAY
                                                                     ----------------------------
10/31/90                                                                         10.13
                                                                                  9.83
                                                                                  9.69
                                                                                  9.47
                                                                                  9.42
                                                                                  9.50
                                                                                  9.38
                                                                                  9.37
                                                                                  9.55
                                                                                  9.34
                                                                                  9.06
                                                                                  8.73
                                                                                  8.57
                                                                                  8.62
                                                                                  7.98
                                                                                  8.68
                                                                                  8.60
                                                                                  8.89
                                                                                  8.75
5/31/92                                                                           8.49
                                                                                  8.27
                                                                                  7.97
                                                                                  7.81
                                                                                  7.72
                                                                                  8.22
                                                                                  8.29
                                                                                  8.06
                                                                                  7.68
                                                                                  7.38
                                                                                  7.32
                                                                                  7.31
5/31/93                                                                           7.36
                                                                                  7.06
                                                                                  7.06
                                                                                  6.75
                                                                                  6.80
                                                                                  6.79
                                                                                  7.13
                                                                                  7.10
                                                                                  6.88
                                                                                  7.41
                                                                                  8.28
                                                                                  8.53
5/31/94                                                                           8.63
                                                                                  8.66
                                                                                  8.55
                                                                                  8.57
                                                                                  8.91
                                                                                  9.06
                                                                                  9.34
                                                                                  9.36
                                                                                  9.07
                                                                                  8.65
                                                                                  8.77
                                                                                  8.52
5/31/95                                                                           7.87
                                                                                  7.86
                                                                                  8.03
                                                                                  7.93
                                                                                  7.85
                                                                                  7.65
                                                                                  7.46
                                                                                  7.20
                                                                                  7.21
                                                                                  7.65
                                                                                  8.00
                                                                                  8.24
5/31/96                                                                           8.35
                                                                                  8.29
                                                                                  8.37
                                                                                  8.34
                                                                                  8.17
                                                                                  7.87
                                                                                  7.63
                                                                                  7.82
                                                                                  7.97
                                                                                  8.00
                                                                                  8.30
                                                                                  8.19
5/31/97                                                                           8.04
                                                                                  7.82
                                                                                  7.44
                                                                                  7.70
                                                                                  7.49
                                                                                  7.34
                                                                                  7.32
                                                                                  7.22
                                                                                  7.03
                                                                                  7.16
                                                                                  7.16
                                                                                  7.16
5/31/98                                                                           7.01
                                                                                  7.03
                                                                                  7.01
                                                                                  6.81
                                                                                  6.48
                                                                                  6.65
                                                                                  6.71
                                                                                  6.71
                                                                                  6.70
                                                                                  7.08
                                                                                  7.03
                                                                                  6.99
5/31/99                                                                           7.39
                                                                                  7.78
                                                                                  7.92
                                                                                  8.08
                                                                                  7.87
                                                                                  7.87
                                                                                  7.99
                                                                                  8.13
                                                                                  8.50
                                                                                  8.38
                                                                                  8.37
                                                                                  8.53
                                                                                  8.68
                                                                                  8.28
                                                                                  8.32
                                                                                  8.16
                                                                                  7.95
10/31/00                                                                          7.94

SOURCE: BLOOMBERG BUSINESS NEWS. THIS CHART SHOWS THE AVERAGE LOAN RATE A HOME BUYER COULD HAVE EXPECTED TO PAY FOR A 30-YEAR-TERM, FIXED-RATE LOAN FOR A HOME PURCHASE WITHIN 60 DAYS.

TERMS TO KNOW

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 5.50 percent is 50 basis points.

CREDIT SPREAD The difference in yields between higher-quality and lower-quality bonds, typically comparing the same types of bonds. For example, if AAA-rated corporate bonds yield 5 percent, and BBB-rated corporate bonds yield 6 percent, the credit spread is 1 percent. When the spread becomes less because the higher yield drops or the lower yield rises, the spread is said to narrow. When the opposite occurs, the spread is said to widen.

DURATION The interest-rate sensitivity of a fixed-income investment or portfolio, measured in years. The longer the duration, the greater the portfolio's sensitivity to interest-rate fluctuations.

FEDERAL FUNDS RATE The interest rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

GROSS DOMESTIC PRODUCT (GDP) The market value of goods and services produced by a country during a specified period. It acts as a useful gauge when measuring the strength of an economy, especially when comparing different time periods.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with one- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                           1-YEAR   5-YEAR   10-YEAR   LIFE OF CLASS
----------------------------------------------------------------------------------------------------------
    KEMPER INCOME AND CAPITAL
    PRESERVATION FUND CLASS A SHARES        0.57%    4.00%    7.30%        8.64%       (since 4/15/74)
 ..........................................................................................................
    KEMPER INCOME AND CAPITAL
    PRESERVATION FUND CLASS B SHARES        1.62     3.91      n/a         5.51        (since 5/31/94)
 ..........................................................................................................
    KEMPER INCOME AND CAPITAL
    PRESERVATION FUND CLASS C SHARES        4.68     4.13      n/a         5.61        (since 5/31/94)
 ..........................................................................................................

KEMPER INCOME AND CAPITAL PRESERVATION FUND CLASS A
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN CLASS A
SHARES FROM 04/15/74 TO 10/31/00
[LINE GRAPH]

                                                    KEMPER INCOME AND
                                                CAPITAL PRESERVATION FUND        LEHMAN BROTHERS           U.S. CONSUMER PRICE
                                                        CLASS A1              AGGREGATE BOND INDEX+              INDEX++
                                                -------------------------     ---------------------        -------------------
12/31/75                                                   9548                       10000                       10000
                                                          10868                       11560                       10486
                                                          11323                       11911                       11189
                                                          11693                       12077                       12198
                                                          11952                       12310                       13820
                                                          11600                       12643                       15550
                                                          11953                       13433                       16937
12/31/82                                                  15969                       17815                       17586
                                                          17790                       19304                       18252
                                                          19980                       22228                       18973
                                                          24346                       27141                       19694
                                                          27893                       31285                       19910
                                                          28757                       32146                       20793
                                                          31755                       34681                       21712
                                                          34472                       39721                       22721
12/31/90                                                  36707                       43279                       24108
                                                          43281                       50205                       24847
                                                          46681                       53921                       25568
                                                          52147                       59178                       26270
                                                          50385                       57452                       26973
                                                          61144                       68066                       27658
                                                          62376                       70537                       28577
                                                          67756                       77349                       29063
                                                          73106                       84065                       29532
                                                          70973                       83367                       30324
10/31/00                                                  74929                       89889                       31322

KEMPER INCOME AND CAPITAL PRESERVATION FUND CLASS B
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN CLASS B
SHARES FROM 05/31/94 TO 10/31/00
[LINE GRAPH]

                                                    KEMPER INCOME AND
                                                CAPITAL PRESERVATION FUND        LEHMAN BROTHERS           U.S. CONSUMER PRICE
                                                        CLASS B1              AGGREGATE BOND INDEX+              INDEX++
                                                -------------------------     ---------------------        -------------------
5/31/94                                                   10000                       10000                       10000
                                                           9968                        9978                       10034
                                                          10008                       10077                       10149
                                                          11200                       11230                       10339
12/31/95                                                  12007                       11938                       10407
                                                          11572                       11793                       10624
                                                          12135                       12372                       10753
                                                          12422                       12754                       10868
                                                          13059                       13566                       10936
6/30/98                                                   13482                       14099                       11051
                                                          13972                       14744                       11112
                                                          13473                       14540                       11268
                                                          13436                       14622                       11410
                                                          13692                       15204                       11688
10/31/00                                                  14110                       15766                       11786

KEMPER INCOME AND CAPITAL PRESERVATION FUND CLASS C
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN CLASS C
SHARES FROM 05/31/94 TO 10/31/00
[LINE GRAPH]

                                                    KEMPER INCOME AND
                                                CAPITAL PRESERVATION FUND        LEHMAN BROTHERS           U.S. CONSUMER PRICE
                                                        CLASS C1              AGGREGATE BOND INDEX+              INDEX++
                                                -------------------------     ---------------------        -------------------
5/31/94                                                   10000                       10000                       10000
                                                           9981                        9978                       10034
                                                          10009                       10077                       10149
                                                          11204                       11230                       10339
12/31/95                                                  12041                       11938                       10407
                                                          11609                       11793                       10624
                                                          12174                       12372                       10753
                                                          12464                       12754                       10868
                                                          13120                       13566                       10936
6/30/98                                                   13529                       14099                       11051
                                                          14021                       14744                       11112
                                                          13523                       14540                       11268
                                                          13510                       14622                       11410
                                                          13773                       15204                       11688
10/31/00                                                  14196                       15766                       11786

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE WILL FLUCTUATE WITH CHANGING
MARKET CONDITIONS, SO THAT WHEN
REDEEMED, SHARES MAY BE WORTH MORE OR
LESS THAN THEIR ORIGINAL COST.

 *THE MAXIMUM SALES CHARGE FOR CLASS A
  SHARES IS 4.5%. FOR CLASS B SHARES,
  THE MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE IS 4%. CLASS C SHARES HAVE NO
  SALES CHARGE ADJUSTMENT, BUT
  REDEMPTIONS WITHIN ONE YEAR OF
  PURCHASE MAY BE SUBJECT TO A
  CONTINGENT DEFERRED SALES CHARGE OF
  1%. SHARE CLASSES INVEST IN THE SAME
  UNDERLYING PORTFOLIO. DURING THE
  PERIODS NOTED, SECURITIES PRICES
  FLUCTUATED. FOR ADDITIONAL
  INFORMATION, SEE THE PROSPECTUS,
  STATEMENT OF ADDITIONAL INFORMATION
  AND FINANCIAL HIGHLIGHTS AT THE END OF
  THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. WHEN
    REVIEWING THE PERFORMANCE CHART,
    PLEASE NOTE THAT THE INCEPTION DATE
    FOR THE LEHMAN BROTHERS AGGREGATE
    BOND INDEX IS JANUARY 1, 1976. AS A
    RESULT, WE ARE UNABLE TO ILLUSTRATE
    THE LIFE-OF-CLASS PERFORMANCE FOR
    KEMPER INCOME AND CAPITAL
    PRESERVATION FUND CLASS A SHARES. IN
    COMPARING KEMPER INCOME AND CAPITAL
    PRESERVATION FUND CLASS A SHARES
    PERFORMANCE WITH THE LEHMAN BROTHERS
    AGGREGATE BOND INDEX AND THE U.S.
    CONSUMER PRICE INDEX, YOU SHOULD
    ALSO NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDICES.

 +THE LEHMAN BROTHERS AGGREGATE BOND
  INDEX IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF INTERMEDIATE-TERM
  GOVERNMENT BONDS, INVESTMENT-GRADE
  CORPORATE DEBT SECURITIES AND
  MORTGAGE-BACKED SECURITIES. SOURCE:
  WIESENBERGER(R).

++THE U.S. CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. SOURCE:
  WIESENBERGER(R).

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                     ON 10/31/00              ON 10/31/99
    CORPORATE BONDS                       43%                      60%
 ................................................................................
    TREASURY BONDS AND NOTES              24                       23
 ................................................................................
    MORTGAGES                             23                       14
 ................................................................................
    ASSET-BACKED SECURITIES                3                       --
 ................................................................................
    FOREIGN BONDS                          2                        3
 ................................................................................
    CASH AND EQUIVALENTS                   5                       --
--------------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART] [PIE CHART]

YEARS TO MATURITY

                                     ON 10/31/00              ON 10/31/99
    1-10 YEARS                            89%                      70%
 ................................................................................
    10-20 YEARS                            2                       12
 ................................................................................
    20+ YEARS                              9                       18
--------------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART] [PIE CHART]

AVERAGE MATURITY

                                     ON 10/31/00              ON 10/31/99
    AVERAGE MATURITY                  8.1 years                8.7 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER INCOME AND CAPITAL PRESERVATION FUND
Portfolio of Investments at October 31, 2000

    REPURCHASE AGREEMENTS--0.1%                                                     PRINCIPAL AMOUNT       VALUE
                                       State Street Bank and Trust Company,
                                         6.550%, to be repurchased at $475,086 on
                                         11/01/2000*
                                         (Cost $475,000)                               $   475,000      $    475,000
                                       ---------------------------------------------------------------------------------
    COMMERCIAL PAPER--4.5%
                                       American Telephone & Telegraph Corp.,
                                         6.560%, 11/07/2000                              1,750,000         1,748,087
                                       Daimler Chrysler,
                                         6.440%, 11/02/2000                              3,000,000         2,999,463
                                       Ford Motor Credit Co.,
                                         6.500%, 11/06/2000                              3,000,000         2,997,292
                                       General Electric Capital Corp.,
                                         6.460%, 11/03/2000                              3,200,000         3,198,852
                                       General Motors Acceptance Corp.,
                                         6.420%, 11/01/2000                              3,000,000         3,000,000
                                       Sara Lee Corp.,
                                         6.520%, 11/08/2000                              4,500,000         4,494,295
                                       ---------------------------------------------------------------------------------
                                       TOTAL COMMERCIAL PAPER
                                       (Cost $18,437,989)                                                 18,437,989
                                       ---------------------------------------------------------------------------------
    U.S. GOVERNMENT & AGENCIES--46.5%
                                       Federal National Mortgage Association:
                                         6.500%, 07/01/2030                             23,854,939        22,938,015
                                         7.000%, with various maturities to
                                         09/01/2030                                     20,902,638        20,869,123
                                         7.500% with various maturities to
                                         09/01/2030                                     12,421,040        12,442,720
                                         8.000% with various maturities to
                                         08/01/2030                                      7,237,620         7,353,455
                                       Government National Mortgage Association:
                                         6.500%, with various maturities to
                                         04/15/2029                                      6,534,148         6,308,504
                                         7.000%, 12/15/2028                             14,375,668        14,169,090
                                         8.000% with various maturities to
                                         08/15/2030                                      6,320,216         6,425,882
                                       U.S. Treasury Bonds:
                                         6.125%, 08/15/2029                             27,755,000        28,743,633
                                         6.250%, 05/15/2030                              5,300,000         5,644,500
                                       U.S. Treasury Notes:
                                         5.750%, 08/15/2010                             14,355,000        14,341,506
                                         6.000%, 09/30/2002                             16,300,000        16,310,106
                                         6.750%, 05/15/2005                             33,285,000        34,507,225
                                       ---------------------------------------------------------------------------------
                                       TOTAL U.S. GOVERNMENT & AGENCIES
                                       (Cost $187,309,246)                                               190,053,759
                                       ---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

    FOREIGN BONDS--U.S. $ DENOMINATED--2.1%                                         PRINCIPAL AMOUNT       VALUE
                                       Den Danske Bank,
                                         6.375%, 06/15/2008                            $ 4,125,000      $  4,041,510
                                       Province of Quebec,
                                         8.625%, 01/19/2005                              4,500,000         4,797,765
                                       ---------------------------------------------------------------------------------
                                       TOTAL FOREIGN BONDS
                                       (Cost $9,042,521)                                                   8,839,275
                                       ---------------------------------------------------------------------------------
    ASSET BACKED--2.9%

    AUTOMOBILE RECEIVABLES--1.1%
                                       Daimler Chrysler Auto Trust Series 2000-D,
                                         6.660%, 03/08/2006                              2,000,000         1,999,928
                                       Daimler Chrysler Auto Trust Series 2000-C,
                                         6.820%, 09/06/2004                              2,525,000         2,534,229
                                       ---------------------------------------------------------------------------------
                                                                                                           4,534,157
------------------------------------------------------------------------------------------------------------------------

    CREDIT CARD RECEIVABLES--1.8%
                                       Citibank Credit Card Issuance
                                         Trust Series 2000-A1,
                                         6.900%, 10/17/2007                              2,175,000         2,180,437
                                       MBNA Master Credit Card Trust,
                                         6.900%, 01/15/2008                              5,200,000         5,232,500
                                       ---------------------------------------------------------------------------------
                                                                                                           7,412,937
                                       ---------------------------------------------------------------------------------
                                       TOTAL ASSET BACKED
                                       (Cost $11,896,310)                                                 11,947,094
                                       ---------------------------------------------------------------------------------
    CORPORATE BONDS--43.9%

    CONSUMER DISCRETIONARY--0.9%
                                       Park Place Entertainment, Inc.,
                                         8.500%, 11/15/2006                              1,200,000         1,193,292
                                       Tricon Global Restaurants,
                                         7.650%, 05/15/2008                              2,900,000         2,688,967
                                       ---------------------------------------------------------------------------------
                                                                                                           3,882,259
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--1.4%
                                       Bass North America Inc.,
                                         6.625%, 03/01/2003                              1,800,000         1,765,062
                                       Unilever Capital Corp.,
                                         6.875%, 11/01/2005                              3,825,000         3,797,498
                                       ---------------------------------------------------------------------------------
                                                                                                           5,562,560
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--5.2%
                                       Deutsche Telekom International Finance,
                                         7.750%, 06/15/2005                              2,000,000         2,033,240
                                       Nextel Communications, Inc.,
                                         9.375%, 11/15/2009                              3,000,000         2,880,000
                                       Qwest Communications International,
                                         7.500%, 11/01/2008                              4,100,000         4,055,146
                                       Sprint Capital Corp.,
                                         6.125%, 11/15/2008                              4,250,000         3,774,723
                                       Teleglobe Inc.,
                                         7.200%, 07/20/2009                              4,275,000         4,168,553
                                       Vodafone Group PLC,
                                         7.750%, 02/15/2010                              4,100,000         4,162,689
                                       ---------------------------------------------------------------------------------
                                                                                                          21,074,351

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT       VALUE

    FINANCIAL--15.1%
                                       ABN AMRO,
                                         8.250%, 08/01/2009                            $ 7,000,000      $  7,105,140
                                       Bank of America Corp.,
                                         7.800%, 02/15/2010                              4,275,000         4,341,519
                                       Chase Manhattan Corp.,
                                         5.750%, 04/15/2004                              4,100,000         3,935,836
                                       Citigroup, Inc.,
                                         7.250%, 10/01/2010                              4,150,000         4,123,565
                                       Crestar Financial Corp.,
                                         8.750%, 11/15/2004                              5,000,000         5,248,800
                                       Firstar Bank,
                                         7.125%, 12/01/2009                              4,300,000         4,164,421
                                       FleetBoston Financial Corp.,
                                         7.250%, 09/15/2005                              3,675,000         3,694,367
                                       General Electric Capital Corp.,
                                         7.000%, 02/03/2003                              5,000,000         5,027,800
                                       General Motors Acceptance Corp.,
                                         6.150%, 04/05/2007                              4,100,000         3,799,798
                                       Goldman Sachs Group, Inc.,
                                         7.800%, 01/28/2010                              4,275,000         4,313,047
                                       Merrill Lynch & Co., Inc.,
                                         6.000%, 02/17/2009                              4,100,000         3,745,391
                                       PNC Funding Corp.:
                                         7.000%, 09/01/2004                              2,900,000         2,875,060
                                         7.500%, 11/01/2009                              1,600,000         1,580,960
                                       Verizon Bell Atlantic Financial Services,
                                         7.600%, 03/15/2007                              3,500,000         3,568,250
                                       Wells Fargo Company,
                                         7.250%, 08/24/2005                              4,300,000         4,332,852
                                       ---------------------------------------------------------------------------------
                                                                                                          61,856,806
------------------------------------------------------------------------------------------------------------------------

    MEDIA--7.2%
                                       British Sky Broadcasting Group PLC,
                                         6.875%, 02/23/2009                              5,200,000         4,436,068
                                       Charter Communications Holdings LLC,
                                         8.250%, 04/01/2007                              4,250,000         3,846,250
                                       Clear Channel Communications,
                                         8.000%, 11/01/2008                              4,450,000         4,450,000
                                       CSC Holdings Inc.,
                                         7.875%, 12/15/2007                              8,000,000         7,740,000
                                       News America Holdings, Inc.,
                                         9.250%, 02/01/2013                              4,100,000         4,442,432
                                       Time Warner, Inc.,
                                         9.125%, 01/15/2013                              4,100,000         4,595,731
                                       ---------------------------------------------------------------------------------
                                                                                                          29,510,481
------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.3%
                                       Daimler-Chrysler NA Holdings,
                                         7.375%, 09/15/2006                              1,025,000         1,024,918
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--2.1%
                                       Dow Chemical,
                                         7.000%, 08/15/2005                              4,100,000         4,075,236
                                       International Paper Co.,
                                         8.000%, 07/08/2003                              4,325,000         4,380,965
                                       ---------------------------------------------------------------------------------
                                                                                                           8,456,201

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT       VALUE

    ENERGY--6.0%
                                       Conoco, Inc.,
                                         6.350%, 04/15/2009                            $ 4,275,000      $  4,065,568
                                       Petroleum Geo-Services,
                                         7.500%, 03/31/2007                              4,100,000         4,026,159
                                       Phillips Petroleum,
                                         8.750%, 05/25/2010                              4,275,000         4,662,486
                                       Pioneer Natural Resources Co.,
                                         9.625%, 04/01/2010                              4,650,000         4,905,750
                                       Repsol International Finance,
                                         7.450%, 07/15/2005                              4,350,000         4,372,011
                                       Williams Gas Pipeline Center,
                                         7.375%, 11/15/2006                              2,525,000         2,519,496
                                       ---------------------------------------------------------------------------------
                                                                                                          24,551,470
------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--0.3%
                                       Delta Air Lines,
                                         7.900%, 12/15/2009                              1,350,000         1,251,139
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    UTILITIES--5.4%
                                       Alabama Power Co.,
                                         7.125%, 08/15/2004                              3,500,000         3,503,150
                                       Calpine Corp:
                                         7.750%, 04/15/2009                              2,415,000         2,270,849
                                         8.625%, 08/15/2010                              1,585,000         1,555,154
                                       Cleveland Electric Illumination Co.,
                                         7.670%, 07/01/2004                              5,900,000         5,954,870
                                       Detroit Edison Co.,
                                         7.500%, 02/01/2005                              4,300,000         4,329,885
                                       Niagara Mohawk Power Corp.,
                                         6.625%, 07/01/2005                              4,750,000         4,593,630
                                       ---------------------------------------------------------------------------------
                                                                                                          22,207,538
                                       ---------------------------------------------------------------------------------
                                       TOTAL CORPORATE BONDS
                                       (Cost $179,394,421)                                               179,377,723
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $406,555,487) (a)                                          $409,130,840
                                       ---------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $406,843,651. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $2,287,189. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,560,482 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,273,293.

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000

ASSETS
Investments, at value (cost $406,555,487)                       $409,130,840
----------------------------------------------------------------------------
Cash                                                                     505
----------------------------------------------------------------------------
Interest receivable                                                6,367,195
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      322,816
----------------------------------------------------------------------------
Other assets                                                          19,500
----------------------------------------------------------------------------
TOTAL ASSETS                                                     415,840,856
----------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                  1,999,928
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                   1,021,894
----------------------------------------------------------------------------
Accrued management fee                                               185,019
----------------------------------------------------------------------------
Other accrued expenses                                               364,727
----------------------------------------------------------------------------
Total liabilities                                                  3,571,568
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $412,269,288
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                             $    736,156
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions                                                       2,575,353
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (54,199,424)
----------------------------------------------------------------------------
Paid-in-capital                                                  463,157,203
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $412,269,288
----------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($309,039,722/38,679,435 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                          $7.99
----------------------------------------------------------------------------
  Maximum offering price per share (100/95.50 of $7.99)                $8.37
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($77,880,387/9,784,594 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                          $7.96
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($19,186,137/2,402,405 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                          $7.99
----------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price per share
  ($6,163,042/771,452 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                          $7.99
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended October 31, 2000

INVESTMENT INCOME
Interest                                                        $ 32,391,997
----------------------------------------------------------------------------
Total income                                                      32,391,997
----------------------------------------------------------------------------
Expenses:
Management fee                                                     2,353,939
----------------------------------------------------------------------------
Services to shareholders                                             893,969
----------------------------------------------------------------------------
Custodian fees                                                        21,020
----------------------------------------------------------------------------
Distribution services fees                                           795,494
----------------------------------------------------------------------------
Administrative services fees                                         991,212
----------------------------------------------------------------------------
Auditing                                                              39,466
----------------------------------------------------------------------------
Legal                                                                  7,993
----------------------------------------------------------------------------
Trustees' fees and expenses                                           45,012
----------------------------------------------------------------------------
Reports to shareholders                                              124,454
----------------------------------------------------------------------------
Registration fees                                                     54,568
----------------------------------------------------------------------------
Other                                                                 16,046
----------------------------------------------------------------------------
Total expenses, before expense reductions                          5,343,173
----------------------------------------------------------------------------
Expense reductions                                                   (34,540)
----------------------------------------------------------------------------
Total expenses, after expense reductions                           5,308,633
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      27,083,364
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      (35,159,669)
----------------------------------------------------------------------------
Futures                                                              309,158
----------------------------------------------------------------------------
                                                                 (34,850,511)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       28,629,353
----------------------------------------------------------------------------
Futures                                                                8,000
----------------------------------------------------------------------------
                                                                  28,637,353
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                        (6,213,158)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 20,870,206
----------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED OCTOBER 31,
                                                                --------------------------------------
                                                                    2000                     1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                                  $  27,083,364               37,236,943
------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on investment transactions             (34,850,511)             (11,349,608)
------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) on investment
  transactions during the period                                   28,637,353              (39,633,000)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         20,870,206              (13,745,665)
------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income:
  Class A                                                         (19,735,072)             (29,322,003)
------------------------------------------------------------------------------------------------------
  Class B                                                          (4,517,377)              (5,576,571)
------------------------------------------------------------------------------------------------------
  Class C                                                          (1,026,577)                (976,857)
------------------------------------------------------------------------------------------------------
  Class I                                                            (391,561)                (461,927)
------------------------------------------------------------------------------------------------------
                                                                  (25,670,587)             (36,337,358)
------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                          68,257,439              202,478,038
------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                      17,651,056               21,437,089
------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (165,030,161)            (371,697,769)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      (79,121,666)            (147,782,642)
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                 (83,922,047)            (197,865,665)
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 496,191,335              694,057,000
------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $736,156 and $655,943, respectively)       $ 412,269,288              496,191,335
------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                         CLASS A
                                                                                 YEARS ENDED OCTOBER 31,
                                                               -----------------------------------------------------------
                                                                2000         1999         1998         1997         1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                               $8.06         8.67         8.54         8.46         8.62
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                       .50(a)       .51(a)       .53          .57          .58
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                      (.09)        (.63)         .14          .08         (.15)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   .41         (.12)         .67          .65          .43
--------------------------------------------------------------------------------------------------------------------------
Less distribution from net investment income                      (.48)        (.49)        (.54)        (.57)        (.59)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                     $7.99         8.06         8.67         8.54         8.46
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                                5.31        (1.45)        8.13         8.00         5.17
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                     309,040      371,763      563,571      514,558      484,005
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                   1.04         1.08         1.01          .97          .96
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                    1.03         1.07         1.01          .97          .96
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         6.33         6.05         6.17         6.75         6.90
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        234          108          121          164           74
--------------------------------------------------------------------------------------------------------------------------

                                                                                         CLASS B
                                                                                 YEARS ENDED OCTOBER 31,
                                                               -----------------------------------------------------------
                                                                2000         1999         1998         1997         1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                               $8.02         8.64         8.51         8.43         8.59
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                       .44(a)       .43(a)       .46          .49          .50
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                      (.08)        (.63)         .14          .08         (.15)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   .36         (.20)         .60          .57          .35
--------------------------------------------------------------------------------------------------------------------------
Less distribution from net investment income                      (.42)        (.42)        (.47)        (.49)        (.51)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                     $7.96         8.02         8.64         8.51         8.43
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                                4.60        (2.37)        7.20         6.99         4.20
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                      77,880       97,975      106,171       83,295       76,437
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                   1.81         1.93         1.88         1.90         1.93
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                    1.80         1.92         1.88         1.90         1.93
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         5.56         5.20         5.30         5.82         5.93
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        234          108          121          164           74
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                    CLASS C
                                                                            YEARS ENDED OCTOBER 31,
                                                              ----------------------------------------------------
                                                               2000        1999        1998       1997       1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                             $8.05        8.66        8.53       8.45       8.61
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                     .45(a)      .44(a)      .46        .49        .50
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                    (.09)       (.62)        .14        .08       (.15)
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 .36        (.18)        .60        .57        .35
------------------------------------------------------------------------------------------------------------------
Less distribution from net investment income                    (.42)       (.43)       (.47)      (.49)      (.51)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                   $7.99        8.05        8.66       8.53       8.45
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                              4.68       (2.19)       7.20       7.03       4.23
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                    19,186      19,875      16,759      9,083      5,611
------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 1.72        1.82        1.86       1.86       1.90
------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  1.71        1.82        1.86       1.86       1.90
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       5.63        5.30        5.32       5.86       5.96
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      234         108         121        164         74
------------------------------------------------------------------------------------------------------------------

                                                                                   CLASS I
                                                                           YEARS ENDED OCTOBER 31,
                                                              -------------------------------------------------
                                                              2000       1999       1998       1997       1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                            $8.05       8.67       8.53       8.45       8.61
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                    .53(a)     .53(a)     .56        .59        .60
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                   (.08)      (.63)       .15        .08       (.15)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                .45       (.10)       .71        .67        .45
---------------------------------------------------------------------------------------------------------------
Less distribution from net investment income                   (.51)      (.52)      (.57)      (.59)      (.61)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                  $7.99       8.05       8.67       8.53       8.45
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                             5.81      (1.23)      8.62       8.26       5.45
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                    6,163      6,578      7,556      6,534      6,945
---------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 .66        .71        .66        .70        .72
---------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  .66        .71        .66        .70        .72
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      6.69       6.41       6.52       7.02       7.14
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     234        108        121        164         74
---------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of sales charge.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Income and Capital Preservation Fund (the
                             "Fund") is registered under the Investment Company
                             Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio. In addition, the Fund also sold interest rate futures to hedge against declines in the value of portfolio securities.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain

NOTES TO FINANCIAL STATEMENTS

                             percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At October 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $53,911,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 ($5,030,000), October 31, 2003
                             ($2,953,000), October 31, 2007 ($10,327,000) and
                             October 31, 2008 ($35,601,000), the respective
                             expiration dates, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of 0.55% of the first $250 million of average daily net assets declining to 0.40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $2,353,939 for the year ended October 31, 2000, which was equivalent to an annualized effective rate of .53%.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended October 31, 2000 are $22,138.

                             For services under the distribution services agreement, the Fund pays KDI a fee of 0.75% of average daily net assets of Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended October 31, 2000 are $1,067,518, of which $61,416 is unpaid at October 31, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to 0.25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the year ended October 31, 2000 are $991,212, of which $77,803 is unpaid at October 31, 2000. In addition $1,161 was paid to KDI affiliates.

                             SHAREHOLDER SERVICES AGREEMENTS. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $710,675 for the year ended October 31, 2000, of which $106,512 is unpaid at October 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the year ended October 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $45,012 to independent trustees.

--------------------------------------------------------------------------------

3
     INVESTMENT
     TRANSACTIONS            For the year ended October 31, 2000, investment
                             transactions (excluding short term instruments) are as follows:

                             Purchases                              $927,210,483

                             Proceeds from sales                   1,019,200,430

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                   YEAR ENDED OCTOBER 31,
                                                                ------------------------------------------------------------
                                                                            2000                            1999
                                                                ----------------------------    ----------------------------
                                                                  SHARES          AMOUNT          SHARES          AMOUNT
                                       SHARES SOLD
                                        Class A                   4,558,690    $  36,324,891     14,580,650    $ 123,394,538
                                       -------------------------------------------------------------------------------------
                                        Class B                   2,404,873       19,114,303      6,762,575       56,993,635
                                       -------------------------------------------------------------------------------------
                                        Class C                   1,121,174        8,908,742      1,762,084       14,749,871
                                       -------------------------------------------------------------------------------------
                                        Class I                      57,531          456,322        193,427        1,643,052
                                       -------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                   1,671,003       13,242,065      1,938,830       16,192,394
                                       -------------------------------------------------------------------------------------
                                        Class B                     414,586        3,272,542        501,483        4,172,048
                                       -------------------------------------------------------------------------------------
                                        Class C                      94,071          744,889         73,482          610,689
                                       -------------------------------------------------------------------------------------
                                        Class I                      49,449          391,560         55,338          461,958
                                       -------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                 (14,127,686)    (112,200,128)   (36,036,959)    (297,469,860)
                                       -------------------------------------------------------------------------------------
                                        Class B                  (4,808,241)     (37,995,379)    (6,664,185)     (55,199,247)
                                       -------------------------------------------------------------------------------------
                                        Class C                  (1,282,272)     (10,172,179)    (1,300,801)     (10,803,243)
                                       -------------------------------------------------------------------------------------
                                        Class I                    (152,196)      (1,209,294)      (303,829)      (2,528,477)
                                       -------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                     434,613    $   3,453,181        673,550        5,696,942
                                       -------------------------------------------------------------------------------------
                                        Class B                    (436,511)      (3,453,181)      (676,190)      (5,696,942)
                                       -------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS             $ (79,121,666)                  $(147,782,642)
                                       -------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees and transfer agent fees were reduced by $6,039 and $28,501, respectively, under these arrangements.

--------------------------------------------------------------------------------

6
     LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7
     PLAN OF
     REORGANIZATION          On November 29, 2000 the Trustees of the Fund
                             approved an Agreement and Plan of Reorganization
                             (the "Reorganization") between the Fund and the Scudder Income Fund, pursuant to which Scudder
                             Income Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of the Scudder Income Fund. The proposed transaction is part of Scudder Kemper's initiative to restructure and streamline the management and operations of the funds it advises.
                             The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about May 24, 2001.

                             As a result of the Reorganization, each shareholder of the Kemper Income and Capital Preservation Fund will become a shareholder of the Scudder Income Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Scudder Income Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the second quarter of 2001. In the event the shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other proposals.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER INCOME AND CAPITAL PRESERVATION FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Income And Capital Preservation Fund as of October 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2000, by correspondence with the custodian or other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Income And Capital Preservation Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1996, in conformity with accounting principles generally accepted in the United States.

                                                             [/S/ ERNST & YOUNG]

                                          Chicago, Illinois

                                          December 15, 2000

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Assistant Secretary
LEWIS A. BURNHAM                  PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
DONALD L. DUNAWAY                                                   BRENDA LYONS
Trustee                           JOHN R. HEBBLE                    Assistant Treasurer
                                  Trustee
ROBERT B. HOFFMAN
Trustee                           ROBERT C. CESSINE
                                  Vice President
DONALD R. JONES
Trustee                           KATHRYN L. QUIRK
                                  Vice President
THOMAS W. LITTAUER
Chairman, Trustee and             WILLIAM F. TRUSCOTT
Vice President                    Vice President
SHIRLEY D. PETERSON               LINDA J. WONDRACK
Trustee                           Vice President
WILLIAM T. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER SERVICE AGENT             KEMPER SERVICE COMPANY
                                      P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606-5808
                                      www.kemper.com

TRUSTEES&OFFICERS

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unless preceded or accompanied by a
Kemper Income Funds prospectus.
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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)